Exhibit 99.2 Q4 2022 Results Presentation March 1, 2023

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K and Item 1A of Part II of the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal 2022, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation and the long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Our 2023 Priorities 6 2023 Outlook & 11 Long-term Strategy Q4 2022 Results 15 3

Kohl's has built a solid foundation for growth Customers Stores Stores Active Customers Stores in 49 states 65M+ 1,170 Loyalty Members 30M+ Stores with 600+ Sephora Of Americans live Accessible and within 15 miles of 80% Aspirational Brand a Kohl’s store Portfolio Digital Of digital sales Digital sales ~35% fulfilled by stores 32% penetration Website visits 1.6B Active App users 20M Digital sales CAGR 8% over the last 5 years 4 All figures 2022

Our 2023 Priorities 6

“Kohl’s has a solid foundation and a highly motivated team with a set of priorities to capitalize on what I see as a substantial opportunity to make a difference in the retail landscape,” commented Tom Kingsbury, Kohl’s chief executive officer. “Our efforts to drive the business are already underway. We are refining our strategy and re- establishing merchandise disciplines with a customer-centric focus across the organization. I am confident that our efforts and focus will drive improved, and more consistent, sales and Tom Kingsbury earnings performance over the long-term.” Chief Executive Officer 7

Our 2023 Priorities Enhance the Customer Experience Accelerate and Simplify Our Value Strategies Manage Inventory and Expenses with Discipline Strengthen the Balance Sheet 8

FOCUSED ON FOUR OVERARCHING PRIORITIES TO Drive Improved Sales and Profitability Enhance the Accelerate and Manage Inventory Customer Simplify Our and Expenses Strengthen the Experience Value Strategies with Discipline Balance Sheet • Sephora growth and • Simplified pricing • Heightened focus on • $1.5B ABL enhances expansion inventory control processes liquidity position and • Greater consistency in our to increase inventory turns flexibility • Assortment rebalance to marketing offers capture multiple lifestyles • Planning inventory down • Debt reduction in 2023 • Leverage industry leading mid-single digits % to • Create an exciting in-store loyalty program (Kohl’s • Remain committed to increase ability to chase experience Cash, Kohl’s Rewards, long-term leverage target Kohl’s Card) • Marketing efficiency of 2.5x • Focus on gifting • Co-brand credit card • Benefit from organization • Lower capital spend in • Drive digital growth launch realignment 2023 9

# Driving continued growth through Sephora at Kohl's


SEPHORA

- Successfully opened ~600 Sephora shops to date, including ~400 in 2022
- Achieved notable beauty market share gains in Q4, cementing Sephora at Kohl's as a major player in the beauty industry as the team successfully capitalized on the holiday selling period
- In 2023, opening an additional 250 Sephora shops, taking our total to 850 2,500 sq. ft. shops. In addition, opening 50 smaller format Sephora shops by the end of the year, with plan to roll out to remainder of chain by 2025.
- Significant return on investment with expected payback period of less than 3.5 years

**$2 billion**
sales goal by 2025

**Delivering incremental sales and traffic**
and acquiring new customers

**~50% of Sephora baskets**
have an additional category purchased

**Highly accretive operating margin**

KOHL'S
10

2023 Outlook & Long-term Strategy 11

2023 Outlook Metric Full Year Guidance (2%) to (4%) versus 2022, Net Sales includes a 1% benefit from the 53rd week Operating Margin Approximately 4.0% EPS $2.10 to $2.70 12

Focused on returning balance sheet to historical strength through balanced capital allocation strategy • Committed to rebuilding cash balance and reducing leverage to our long-term target of 2.5 times • Will continue to prioritize investments in the business, followed by our commitment to the dividend with excess cash deployed for liability management and share repurchases • We remain firmly committed to the health of our balance sheet and capital allocation decisions going forward will continue to reflect this priority Recent Actions and Forward Commitments Strategic Investment Commitment to Share in the Business the Dividend Revolver Debt Reduction Repurchases Planning to invest $600 Will continue to prioritize Replaced and upsized Retired $164 million of Not planning on • • • • • million to $650 million current dividend, which revolver in January 2023 to February 2023 bond repurchasing any additional through capex in 2023 represents a healthy yield $1.5 billion secured facility, maturities in early Q1 2023, shares until our balance for our shareholders enhancing our liquidity and and expect to retire an sheet is strengthened on a flexibility additional $111 million of path towards our long-term Key investments include 250 • December 2023 bond leverage target of 2.5 times Sephora shops, a smaller On February 21, the Board • maturities later this year Sephora format in 50 declared a quarterly cash Utilizing revolver to fund • additional stores, store dividend of $0.50 per share working capital and the refreshes, as well as 7 new payable to shareholders on bond retirement in Q1, and stores, including one March 29, 2023 will sequentially work the relocation balance down with no anticipated borrowings at year-end 13

Committed to Creating Long-Term Value Kohl’s Long-term Financial Framework SALES GROWTH OPERATING MARGIN EPS GROWTH Low-Single Mid-to-High 7% to 8% + = Digits % Single Digits % Capital Allocation Principles Strong Significant Capital Invest in Growth Balance Sheet Returns 14

Q4 2022 Results 15

Q4 2022 Summary Key Takeaways Q4 2022 • Net sales declined (7.2%) versus Q4 2021; comparable sales declined (6.6%) • Our fourth quarter results reflect an ongoing challenging macroeconomic • Gross margin decreased (1,016 bps) compared to last year driven primarily by increased clearance markdowns to reduce inventory and product cost inflation, and to a lesser extent environment as well as a meaningful gross shrink and freight costs margin impact related to inventory actions we took to best position the business for • SG&A expense decreased (0.6%) benefiting from lower marketing and distribution costs, offset 2023 by higher store expenses driven by wage headwinds • Operating loss of $302 million and net loss of $273 million, or ($2.49) per diluted share • Sephora at Kohl’s achieved high-single • Inventory increased 4% year-over-year and ended the year generally in line with sales digits percent comparable beauty sales performance when compared to 2019 growth in the 200 shops opened in 2021, better than expected sales in the ~400 shops opened in 2022 and strong digital sales growth • Subsequent to the end of the quarter, retired $164 million of outstanding bonds at maturity, showcasing commitment to returning balance sheet to its historical strength 16 16

Q4 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) January 28, 2023 January 29, 2022 Net Sales $ 5,775 $ 6,220 Total Revenue 6,019 6,499 Gross Margin Rate 23.0% 33.2% SG&A 1,677 1,687 Depreciation 200 207 Operating (Loss) Income (302) 450 Interest Expense 78 65 (Benefit) Provision for Income Taxes (107) 86 Net Income (273) 299 Diluted EPS ($2.49) $2.20 Key Balance Sheet Items January 28, 2023 January 29, 2022 (Dollars in Millions) Cash and Cash Equivalents $ 153 $ 1,587 Merchandise Inventories 3,189 3,067 Accounts Payable 1,330 1,683 Short-term debt 85 0 Current portion of Long-term debt 275 0 Long-term Debt 1,637 1,910 Key Cash Flow items January 28, 2023 (Dollars in Millions) Three Months Ended Twelve Months Ended Operating Cash Flow $ 707 $ 282 Capital Expenditures (93) (826) Net, Finance lease and Financing obligations (23) (95) (1) $ 591 $ (639) Free Cash Flow 17 (1) - Free Cash Flow is a non-GAAP ﬁnancial measures. Please refer to the reconciliation included in the Appendix for more information.

Q4 2022 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Deleveraged (190 bps) vs Q4 2021 Decreased (1,016 bps) versus Q4 2021 $1,687M $1,677M 33.2% 23.0% % Total 26.0% Revenue 27.9% Q4 2021 Q4 2022 Q4 2021 Q4 2022 Q4 2022 Gross Margin Takeaways Q4 2022 SG&A Takeaways • Clearance markdowns impacted margin by approximately 750 bps • Reduced marketing spend and distribution costs driven by lower digital sales • Cost inflation impacted margin by approximately 200 bps • Higher store expenses driven by wage headwinds • Higher shrink and freight expenses 18

Appendix 19

Reconciliations Free Cash Flow January 28, 2023 ($ in millions) Three Months Ended Twelve Months Ended Net cash provided by operating activities $ 707 $ 282 Acquisition of property and equipment (93) (826) Finance lease and financing obligation payments (25) (106) Proceeds from financing obligations 2 11 Free Cash Flow $ (639) $ 591 20